Exhibit 99.8

DOMINION ENERGY GAS HOLDINGS, LLC

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma Consolidated Financial Statements of Dominion Energy Gas Holdings, LLC (Dominion Energy Gas) consist of a Condensed Consolidated Balance Sheet at September 30, 2019 and Consolidated Statements of Income for the nine months ended September 30, 2019 and for the years ended December 31, 2018, 2017 and 2016, which reflect Dominion Energy Gas’ acquisitions of Dominion Cove Point, LLC (formerly known as Dominion Cove Point, Inc.) (DCPI) and Dominion MLP Holding Company II, LLC (formerly known as Dominion MLP Holding Company II, Inc.) (DMLPHCII) and dispositions of The East Ohio Gas Company (East Ohio) and Dominion Gathering and Processing, Inc. (DGP), all of which were completed on November 6, 2019, with Dominion Energy, Inc. (Dominion Energy) or one of its subsidiaries, excluding Dominion Energy Gas. The unaudited pro forma Consolidated Financial Statements included herein have been derived from the following historical financial statements:

•	the audited historical financial statements of Dominion Energy Gas for the years ended December 31, 2018, 2017 and 2016;

•	the unaudited interim financial statements of Dominion Energy Gas for the nine months ended September 30, 2019;

•	the audited historical financial statements of DCPI and DMLPHCII for the years ended December 31, 2018, 2017 and 2016; and

•	the unaudited interim financial statements of DCPI and DMLPHCII for the nine months ended September 30, 2019.

Upon closing of the transactions, Dominion Energy contributed to Dominion Energy Gas all of the issued and outstanding membership interests of DCPI and DMLPHCII and Dominion Energy Gas distributed all of the issued and outstanding membership interests of East Ohio and DGP. As a result of the transaction, Dominion Energy Gas owns 100% of the membership interests in DCPI and DMLPHCII, which includes the general partner of Dominion Energy Midstream, LP (Dominion Energy Midstream), a controlling 75% interest in Dominion Energy Cove Point LNG, LP (Cove Point), Dominion Energy Carolina Gas Company, Dominion Energy Questar Pipeline, LLC, a noncontrolling 50% interest in White River Hub, LLC and a 25.93% noncontrolling interest in Iroquois, and will consolidate DCPI and DMLPHCII in its financial statements. Because each contribution by Dominion Energy to Dominion Energy Gas is considered a reorganization of entities under common control, DCPI and DMLPHCII’s assets and liabilities are recorded in Dominion Energy Gas’ consolidated financial statements at Dominion Energy’s historical cost.

The pro forma adjustments have been prepared as if the transactions occurred on September 30, 2019, in the case of the unaudited pro forma Condensed Consolidated Balance Sheet and on January 1, 2016, in the case of the unaudited pro forma Consolidated Statements of Income. The unaudited pro forma Consolidated Financial Statements should be read in conjunction with the related notes, which are included herein, the financial statements and notes included in Dominion Energy Gas’ 10-K for the year ended December 31, 2018 and Quarterly Report on Form 10-Q for the nine months ended September 30, 2019, and the financial statements and notes included in DCPI and DMLPHCII’s audited financial statements for the years ended December 31, 2018, 2017 and 2016 and the financial statements and notes included in DCPI and DMLPHCII’s interim financial statements for the nine months ended September 30, 2019.

The unaudited pro forma Consolidated Financial Statements do not necessarily reflect what Dominion Energy Gas’ financial position and results of operations would have been if it had owned DCPI and DMLPHCII during the periods presented, and not owned East Ohio and DGP during the periods presented. In addition, they are not necessarily indicative of its future results of operations or financial condition. The assumptions and adjustments give pro forma effect to events, described below, that are (i) directly attributable to Dominion Energy Gas’ acquisition of DCPI and DMLPHCII from Dominion Energy (which reflect Dominion Energy’s historical cost), and disposition of East Ohio and DGP to Dominion Energy, (ii) factually supportable, and (iii) with respect to the unaudited pro forma Consolidated Statements of Income, expected to have a continuing impact on Dominion Energy Gas. The actual adjustments may differ from the pro forma adjustments.

The unaudited pro forma Consolidated Financial Statements give effect to the following transactions, which occurred in connection with the transactions described above:

•	The retention of a 25% noncontrolling limited partnership interest in Cove Point by Dominion Energy;

•	The contribution of $22 million to DMLPHCII from Dominion Energy to pay off intercompany debt and accrued interest;

•	The contribution of $3.0 billion to DCPI from Dominion Energy used to repay intercompany debt, accrued interest and short-term borrowings; and

•	The contribution of $397 million to Dominion Energy Midstream from Dominion Energy used to repay intercompany debt and accrued interest.

DOMINION ENERGY GAS HOLDINGS, LLC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AT SEPTEMBER 30, 2019

	Dominion Energy Gas	DCPI	DMLPHCII	East Ohio	DGP	Pro Forma Adjustments		Dominion Energy Gas Pro Forma
(millions)
ASSETS
Current Assets
Cash and cash equivalents	$11	$61	$2	$(5)	$(5)			$64
Customer receivables	212	82		(144)	(5)			145
Other receivables	21	1		(3)				19
Affiliated receivables (including notes)	40	272	24	(8)	(7)	814	(a)	1,078
						(57	)(g)
Inventories	105	70		(50)	(1)			124
Regulatory assets	42	7		(39)				10
Gas imbalances	29	6		(1)	(1)	7	(k)	40
Other	77	60	1	(18)	(5)	(1	)(h)	114

Total current assets	537	559	27	(268)	(24)	763		1,594

Investments	81	234	42	(2)		1,550	(b)	1,878
						(27	)(e)
Property, Plant and Equipment
Property, plant and equipment	11,780	8,284		(4,906)	(195)	139	(c)	15,074
						(6	)(k)
						(22	)(l)
Accumulated depreciation, depletion and amortization	(3,114)	(1,405)		1,049		(5	)(c)	(3,462)
						13	(l)

Total property, plant and equipment, net	8,666	6,879		(3,857)	(195)	119		11,612

Deferred Charges and Other Assets
Pension and other postretirement benefit assets	2,016	4		(1,208)		(15	)(j)	797
Other	1,446	919		(676)		(72	)(f)	1,722
						105	(d)

Total deferred charges and other assets	3,462	923		(1,884)		18		2,519

Total assets	$12,746	$8,595	$69	$(6,011)	$(219)	$2,423		$17,603

DOMINION ENERGY GAS HOLDINGS, LLC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AT SEPTEMBER 30, 2019

	Dominion Energy Gas	DCPI	DMLPHCII	East Ohio	DGP	Pro Forma Adjustments		Dominion Energy Gas Pro Forma
(millions)
LIABILITIES AND EQUITY
Current Liabilities
Securities due within one year	$452							$452
Short-term debt	280							280
Accounts payable	87	24		(39)				72
Payables to affiliates	23	25		(36)	(5)	44	(a)	53
						2	(h)
Affiliated current borrowings	160	2,946	22	(770)		770	(a)	140
						(2,966	)(ii)
						(22	)(jj)
Other	460	78		(210)	(2)	1	(k)	327

Total current liabilities	1,462	3,073	22	(1,055)	(7)	(2,171)		1,324

Long-Term Debt	3,606	821		(1,554)		1,550	(b)	4,026
						(397	)(kk)
Deferred Credits and Other Liabilities
Deferred income taxes and investment tax credits	1,509	591	3	(726)	(20)	34	(c)	1,350
						(139	)(g)
						89	(h)
						25	(i)
						(1	)(c)
						(15	)(f)
Regulatory liabilities	1,299	275		(759)		17	(h)	808
						(9	)(l)
						(15	)(g)
Other	262	72		(110)		(15	)(j)	209

Total deferred credits and other liabilities	3,070	938	3	(1,595)	(20)	(29)		2,367

Total liabilities	8,138	4,832	25	(4,204)	(27)	(1,047)		7,717

Commitments and Contingencies
Equity
Membership interests	4,821	3,271	44	(1,807)	(192)	105	(c)	8,699
						(57	)(f)
						465	(e)
						(1,303	)(g)
						(25	)(i)
						(141	)(h)
						32	(h)
						(4	)(c)
						105	(d)
						2,966	(ii)
						22	(jj)
						397	(kk)
Accumulated other comprehensive loss	(213)							(213)

Total member equity	4,608	3,271	44	(1,807)	(192)	2,562		8,486

Noncontrolling interests		492				(27	)(e)	1,400
						(465	)(e)
						1,400	(g)

Total equity	4,608	3,763	44	(1,807)	(192)	3,470		9,886

Total liabilities and equity	$12,746	$8,595	$69	$(6,011)	$(219)	$2,423		$17,603

DOMINION ENERGY GAS HOLDINGS, LLC

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019

	Dominion Energy Gas	DCPI	DMLPHCII	East Ohio	DGP	Pro Forma Adjustments		Dominion Energy Gas Pro Forma
(millions)
Operating Revenue	$1,303	$882		$(538)	$(110)	$65	(n)	$1,598
						$(4	)(o)

Operating Expenses
Purchased gas	49	2		(42)	(13)	16	(n)	$12
Other energy-related purchases	62	2			(62)			2
Other operations and maintenance:
Affliated suppliers	95	75		(39)	(6)	4	(n)	125
						(4	)(o)
Other	452	116		(179)	(7)	45	(n)	426
Depreciation and amortization	188	153		(66)	(4)	3	(p)	274
Other taxes	162	63		(105)	(2)			118
Impairment of assets and other charges	13							13
Gains on sales of assets	(7)	(2)			7			(2)

Total operating expenses	1,014	408		(431)	(87)	64		968

Income from operations	289	474		(107)	(23)	(3)		630

Earnings from equity method investees	13	17	2			(2	)(o)	30
Other income	103	83	1	(59)		5	(q)	133
Interest and related charges	77	213	1	(30)				261

Income from operations including noncontrolling interests before income tax expense	328	361	2	(136)	(23)			532

Income tax expense	73	74	1	(26)	(6)	(18	)(m)	105
						6	(p)
						1	(q)

Net income including noncontrolling interests	255	287	1	(110)	(17)	11		427

Noncontrolling interests		31				84	(m)	90
						(25	)(p)

Net Income Attributable to Members	$255	$256	$1	$(110)	$(17)	$(48)		$337

DOMINION ENERGY GAS HOLDINGS, LLC

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2018

	Dominion Energy Gas	DCPI	DMLPHCII	East Ohio	DGP	Pro Forma Adjustments		Dominion Energy Gas Pro Forma
(millions)
Operating Revenue	$1,940	$931		$(729)	$(220)	$29	(r)	$1,996
						(7	)(s)
						53	(hh)

Operating Expenses
Purchased gas	40	13		(66)	(20)	23	(r)	(10)
Other energy-related purchases	135	4			(135)			4
Other operations and maintenance:
Affliated suppliers	94	82		(39)	(56)	6	(r)	133
						(7	)(s)
						53	(hh)
Other	665	118		(206)	6			583
Depreciation and amortization	244	177		(76)	(15)	3	(t)	333
Other taxes	200	57		(135)	(2)			120
Impairment of assets and other charges	346	37			(219)			164
Gains on sales of assets	(119)			2				(117)

Total operating expenses	1,605	488		(521)	(441)	77		1,210

Income from operations	335	442		(209)	221	(3)		786

Earnings from equity method investees	24	30	2			(1	)(s)	55
Other income	133	27		(79)		6	(u)	87
Interest and related charges	105	105	1	(37)				174

Income from operations including noncontrolling interests before income tax expense	387	394	1	(251)	221	2		754

Income tax expense	86	48		(62)	53	9	(u)	123
						4	(t)
						(15	)(m)

Net income including noncontrolling interests	301	346	1	(189)	168	4		631

Noncontrolling interests		117				(25	)(t)	175
						83	(m)

Net Income Attributable to Members	$301	$229	$1	$(189)	$168	$(54)		$456

DOMINION ENERGY GAS HOLDINGS, LLC

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2017

	Dominion Energy Gas	DCPI	DMLPHCII	East Ohio	DGP	Pro Forma Adjustments		Dominion Energy Gas Pro Forma
(millions)
Operating Revenue	$1,814	$480		$(728)	$(114)	$42	(v)	$1,522
						(7	)(w)
						35	(hh)

Operating Expenses
Purchased gas	132	55		(69)	(32)	23	(v)	109
Other energy-related purchases	21				(17)			4
Other operations and maintenance:
Affliated suppliers	87	73		(36)	(48)	19	(v)	123
						(7	)(w)
						35	(hh)
Other	578	63		(199)	7			449
Depreciation and amortization	227	101		(71)	(15)			242
Other taxes	185	37		(123)				99
Impairment of assets and other charges	16			(1)				15
Gains on sales of assets	(70)			(0)				(70)

Total operating expenses	1,176	329		(499)	(105)	70		971

Income from operations	638	151		(229)	(9)			551

Earnings from equity method investees	21	26						47
Other income	104	7		(57)		7	(x)	61
Interest and related charges (benefits)	97	(5)	1	(33)				60

Income from operations including noncontrolling interests before income tax expense	666	189	(1)	(253)	(9)	7		599

Income tax expense (benefit)	51	29	(2)	(23)	11	(43	)(z)	(57)
						(63	)(x)
						(16	)(y)
						(1	)(m)

Net income including noncontrolling interests	615	160	1	(230)	(20)	130		656

Noncontrolling interests		118				(24	)(z)	126
						32	(m)

Net Income Attributable to Members	$615	$42	$1	$(230)	$(20)	$122		$530

DOMINION ENERGY GAS HOLDINGS, LLC

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2016

	Dominion Energy Gas	DCPI	DMLPHCII	East Ohio	DGP	Pro Forma Adjustments		Dominion Energy Gas Pro Forma
(millions)
Operating Revenue	$1,638	$441		$(677)	$(70)	$36	(aa)	$1,374
						(7	)(bb)
						13	(hh)

Operating Expenses
Purchased gas	109	42		(64)	(18)	22	(aa)	91
Other energy-related purchases	12				(7)			5
Other operations and maintenance:
Affliated suppliers	81	34		(35)	(16)	14	(aa)	84
						(7	)(bb)
						13	(hh)
Other	514	62		(180)	(32)			364
Depreciation and amortization	204	57		(55)	(14)			192
Other taxes	170	31		(118)				82
Gains on sales of assets	(45)							(45)

Total operating expenses	1,045	225		(452)	(87)	40		773

Income from operations	593	217		(225)	17	2		601

Earnings (losses) from equity method investees	21	23	(69)			74	(ee)	42
						(7	)(ff)
Other income	87	4	2	(57)		(2	)(ff)	42
						8	(gg)
Interest and related charges (benefits)	94	(3)	1	(25)		(2	)(ff)	65

Income from operations including noncontrolling interests before income tax expense	607	246	(68)	(257)	17	77		620

Income tax expense (benefit)	215	80	(23)	(90)	7	26	(ee)	196
						3	(gg)
						(22	)(m)

Net income including noncontrolling interests	392	167	(45)	(167)	10	69		424

Noncontrolling interests	—	59	—	—	—	(9	)(ee)	106
						56	(m)

Net Income Attributable to Members	$392	$107	$(45)	$(167)	$10	$22		$318

DOMINION ENERGY GAS HOLDINGS, LLC

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. BASIS OF PRESENTATION

The unaudited pro forma consolidated financial statements included herein have been derived from the following historical financial statements:

•	the audited historical financial statements of Dominion Energy Gas for the years ended December 31, 2018, 2017 and 2016;

•	the unaudited interim financial statements of Dominion Energy Gas for the nine months ended September 30, 2019;

•	the audited historical financial statements of DCPI and DMLPHCII for the years ended December 31, 2018, 2017 and 2016; and

•	the unaudited interim financial statements of DCPI and DMLPHCII for the nine months ended September 30, 2019.

On November 6, 2019, Dominion Energy contributed to Dominion Energy Gas all of the issued and outstanding membership interests of DCPI and DMLPHCII and Dominion Energy Gas distributed all of the issued and outstanding membership interests of East Ohio and DGP. As a result of the transaction, Dominion Energy Gas owns 100% of the membership interests in DCPI and DMLPHCII, which includes the general partner of Dominion Energy Midstream, LP (Dominion Energy Midstream), a controlling 75% interest in Dominion Energy Cove Point LNG, LP (Cove Point), Dominion Energy Carolina Gas Company, Dominion Energy Questar Pipeline, LLC, a noncontrolling 50% interest in White River Hub, LLC and a 25.93% noncontrolling interest in Iroquois, and will consolidate DCPI and DMLPHCII in its financial statements. Because each contribution by Dominion Energy to Dominion Energy Gas is considered a reorganization of entities under common control, DCPI and DMLPHCII’s assets and liabilities are recorded in Dominion Energy Gas’ consolidated financial statements at Dominion Energy’s historical cost.

The pro forma adjustments have been prepared as if the acquisitions of DCPI and DMLPHCII and dispositions of East Ohio and DGP occurred on September 30, 2019 in the case of the unaudited pro forma condensed consolidated balance sheet and on January 1, 2016 in the case of the unaudited pro forma consolidated statements of income for the years ended December 31, 2018, 2017 and 2016 and for the nine months ended September 30, 2019. The adjustments give pro forma effect to events that are (i) directly attributable to Dominion Energy Gas’ acquisitions and dispositions, (ii) factually supportable, and (iii) with respect to the unaudited pro forma consolidated statements of income, expected to have a continuing impact on Dominion Energy Gas. The adjustments are based on currently available information and certain estimates and assumptions, and therefore the actual effects of these transactions will differ from the pro forma adjustments. However, management believes that the assumptions used provide a reasonable basis for presenting the significant effects of the transaction, and that the pro forma adjustments in the unaudited pro forma consolidated financial statements give appropriate effect to the assumptions. The effects on the unaudited pro forma consolidated financial statements of the transaction described above are more fully described in Note 3.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting policies followed in preparing the unaudited pro forma consolidated financial statements are those used by Dominion Energy as set forth in the audited historical financial statements and notes of Dominion Energy Gas included in its Annual Report on Form 10-K for the year ended December 31, 2018, and in the unaudited historical interim financial statements and notes of Dominion Energy Gas included in its Quarterly Report on Form 10-Q for the nine months ended September 30, 2019.

NOTE 3. PRO FORMA ADJUSTMENTS AND ASSUMPTIONS

The following transactions are directly attributable to Dominion Energy Gas’ acquisition of DCPI and DMLPHCII, and directly attributable to Dominion Energy Gas’s disposition of East Ohio and DGP.

(a)	Reflects the recognition of $44 million in receivables and $770 million in current notes receivable from East Ohio to Dominion Energy Gas that will no longer be eliminated in consolidation.

(b)	Reflects the recognition of $1.6 billion in long-term notes receivable from East Ohio to Dominion Energy Gas that will no longer be eliminated in consolidation.

(c)

Reflects the additional capitalized interest of $139 million attributable to DCPI held at Dominion Energy that is contributed with the entity in the reorganization, tax effected for $34 million, with the difference reflected as an equity contribution. In addition, $5 million in accumulated depreciation representing the depreciation on the capitalized interest, tax effected for $1 million income tax expense.

(d)

Reflects allocated goodwill from Dominion Energy for DCPI and DMLPHCII of $265 million, net of Dominion Energy Gas allocated goodwill of ($160 million) associated with the disposal of East Ohio. Each allocated amount of goodwill was determined via a relative fair value approach.

(e)	Reflects the elimination of DMLPHCII’s $27 million investment in Cove Point and DCPI’s $465 million noncontrolling interest in Dominion Energy Midstream.

(f)

Reflects $72 million pension and other postemployment benefits that have been incurred at Dominion Energy Gas that are eligible to be recovered and are represented as a regulatory asset associated with East Ohio, which will be eliminated through the disposal of East Ohio. Tax effects of pension and other post-employment benefits are $15 million, resulting in a net $57 million adjustment to equity.

(g)

Reflects the recast effects the equity attributable to the 25% noncontrolling interest in Cove Point, subsequent to balance sheet date, net of $139 million in tax effects and $57 million in affiliate receivables.

(h)

Reflects the contribution through equity of taxes related to Dominion Energy Midstream, which includes $89 million in deferred income taxes, $17 million in a regulatory liability, and a net $32 million adjustment to retained earnings ($38 million beginning balance net of $7 million current year income tax expense). The offset is a reduction to equity of $141 million.

(i)

Reflects an estimate of the changes in accumulated deferred income taxes associated with the acquisitions of DCPI and DMLPHCII and dispositions of East Ohio and DGP and resulting changes in tax status.

(j)	Reflects the pension and postretirement liability of $15 million at Dominion Energy Gas that are attributable to East Ohio and distributed along with the entity from Dominion Energy Gas.

(k)

Reflects an increase to gas imbalances between East Ohio and Dominion Energy Gas of $7 million that were eliminated in the former consolidation of East Ohio and the recognition of $1 million in gas imbalances that had been eliminated in consolidation between Dominion Energy Gas and DGP.

(l)

Reflects purchase accounting adjustments from when Dominion Energy acquired East Ohio, including value adjustments for capitalized asset retirement cost of $22 million, associated accumulated amortization of ($13 million), and $9 million in regulatory liability that would be disposed of with the overall transaction.

(m)	Reflects the income attributable to the 25% noncontrolling interest of Cove Point retained by Dominion Energy, and tax effects thereon.

(n)	Reflects the recognition of $65 million in revenue and offsetting intercompany purchased gas by East Ohio and DGP from Dominion Energy Gas that has previously been elimination in consolidation.

(o)

Reflects the elimination of $4 million in revenue earned by Dominion Energy Gas from Cove Point, and offsetting affiliated operations and maintenance expense that will be eliminated in consolidation. In addition, reflects the elimination of $2 million of equity in earnings reflected on DMLPHCII is included through DCPI’s consolidation of Cove Point that also will be eliminated in consolidation.

(p)

Reflects an additional $3 million depreciation expense, tax effected for $1 million, of capitalized interest related to reflect Dominion Energy’s basis as well as an additional $7 million in income tax expense. Also reflects the removal of $25 million of noncontrolling interest previously recorded at DCPI eliminated in consolidation.

(q)	Reflects pension and other postemployment benefits of $5 million, net of ($1 million) tax, at Dominion Energy Gas associated with East Ohio.

(r)	Reflects the recognition of $29 million in revenue and offsetting intercompany purchased gas by East Ohio and DGP from Dominion Energy Gas that has previously been eliminated in consolidation.

(s)

Reflects the elimination of $7 million in revenue earned by Dominion Energy Gas from Cove Point, and offsetting affiliated operations and maintenance expense that will be eliminated in consolidation. In addition, reflects the elimination of $1 million of equity in earnings reflected on DMLPHCII is included through DCPI’s consolidation of Cove Point that also will be eliminated in consolidation.

(t)

Reflects an additional $3 million depreciation expense, tax effected for $1 million, of capitalized interest related to reflect Dominion Energy’s basis as well as an additional $3 million in income tax expense. Also reflects the removal of $25 million of noncontrolling interest previously recorded at DCPI eliminated in consolidation.

(u)

Reflects pension and other postemployment benefits of $6 million, net of ($1 million) tax, associated with East Ohio. Also reflects $8 million in income tax adjustments related to the 2017 Tax Reform Act recorded at East Ohio considered attributable to Dominion Energy Gas.

(v)	Reflects the recognition of $42 million in revenue and offsetting intercompany purchased gas by East Ohio and DGP from Dominion Energy Gas that has previously been eliminated in consolidation.

(w)	Reflects the elimination of $7 million in revenue earned by Dominion Energy Gas from Cove Point, and offsetting affiliated operations and maintenance expense that will be eliminated in consolidation.

(x)

Reflects pension and other postemployment benefits of $7 million, net of $2 million tax, associated with East Ohio. Also reflects $65 million in income tax adjustments related to the 2017 Tax Reform Act recorded at East Ohio considered attributable to Dominion Energy Gas.

(y)	Reflects tax adjustments of $16 million related to the 2017 Tax Reform Act recorded at DGP considered attributable to Dominion Energy Gas.

(z)

Reflects $43 million in income tax expense to reflect Dominion Energy’s basis in Dominion Energy Midstream. Also reflects the removal of $24 million of noncontrolling interest previously recorded at DCPI eliminated in consolidation.

(aa)	Reflects the recognition of $36 million in revenue and offsetting intercompany purchased gas by East Ohio and DGP from Dominion Energy Gas that has previously been eliminated in consolidation.

(bb)	Reflects the elimination of $7 million in revenue earned by Dominion Energy Gas from Cove Point, and offsetting affiliated operations and maintenance expense that will be eliminated in consolidation.

(cc)	not used

(dd)	not used

(ee)	Reflects the elimination of $74 million, and associated tax of $26 million, related to the sale of Dominion Energy Midstream units by DMLPHCII.

(ff)

Reflects the elimination of $2 million of other income and interest expense for borrowings between DCPI and DMLPHCII. In addition, reflects $7 million of earnings recorded at DMLPHCII for its investment in Cove Point which will be eliminated in consolidation.

(gg)	Reflects pension and other postemployment benefits of $8 million, net of $3 million tax, associated with East Ohio.

(hh)	Reflects revenues and operations and maintenance expense between a consolidated subsidiary of Dominion Energy Gas and East Ohio which will no longer be eliminated in consolidation.

(ii)	Reflects a $3.0 billion capital contribution from Dominion Energy to DCPI utilized to repay intercompany borrowings between DCPI and Dominion Energy.

(jj)	Reflects a $22 million capital contribution from Dominion Energy to DMLPHCII utilized to repay intercompany borrowings between DMLPHCII and Dominion Energy.

(kk)	Reflects a $397 million capital contribution from Dominion Energy to Dominion Energy Midstream utilized to repay intercompany borrowings between Dominion Energy Midstream and Dominion Energy.